Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Municipal High Income Fund Inc.
(Name of Registrant as Specified in its Charter)

William J. Renahan
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[   ] $500 per each party to the controversy pursuant to Exchange
Act Rule
14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

	(1) Title of each class of securities to which the transaction applies:


	(2) Aggregate number of securities to which transactions applies:


	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


	(4) Proposed maximum aggregate value of transaction:


	[   ] Check box if any part of the fee is offset as provided
by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1) Amount previously paid:

	(2) Form, schedule or registration statement no.:

	(3) Filing party:

	(4) Date filed:


1. Set forth the amount on which the filing fee is calculated and state how it was determined.



                         MUNICIPAL HIGH INCOME FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         -------------------------------

                         TO BE HELD ON FEBRUARY 23, 2000

                         -------------------------------

To the Shareholders of Municipal High Income Fund Inc.:


      Notice is hereby given that the Annual Meeting of Shareholders of
Municipal High Income Fund Inc. (the "Fund") will be held at the offices of the
Fund at 388 Greenwich Street, 26th Floor, New York, New York at 9:15 a.m. on
February 23, 2000 for the following purposes:

      1. To elect two (2) Class I Directors of the Fund (PROPOSAL
1);

      2. To ratify the selection of KPMG LLP as the independent auditors of the
Fund for the fiscal year ending October 31, 2000 (PROPOSAL 2);


      3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.


      The close of business on January 7, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.


                                           By Order of the Board of
Directors


                                           Christina T. Sydor
January 24, 2000                           Secretary


--------------------------------------------------------------------
------------
YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN
THE FUND.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU
PLEASE COMPLETE
AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE
ENCLOSED ENVELOPE
WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES.
INSTRUCTIONS
FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE
COVER.
--------------------------------------------------------------------
------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                 Valid
Signature
-----------                                                  -------
-------

Corporate Accounts
(1) ABC Corp. ........................................  ABC Corp.
(2) ABC Corp. ........................................  John Doe,
Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer ........................  John Doe
(4) ABC Corp. Profit Sharing Plan ....................  John Doe,
Trustee

Trust Accounts
(1) ABC Trust ........................................  Jane B. Doe,
Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78 .................................  Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA ..................  John B.
Smith
(2) John B. Smith ....................................  John B.
Smith, Executor

                         MUNICIPAL HIGH INCOME FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                 1-800-331-1710

                         ------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 23, 2000

                         ------------------------------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Municipal High Income Fund
Inc. (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held on February 23, 2000 at the Fund's executive offices at
388 Greenwich Street, 26th Floor, New York, New York and at any adjournments thereof. A Notice of Meeting of Shareholders (the "Notice") and a proxy card accompany this Proxy Statement.

      Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone or personal interview conducted by officers of the Fund and officers and regular employees of SSB Citi Fund
Management LLC ("SSB Citi" or the "Manager") (successor to SSBC Fund
Management
Inc.), the Fund's investment adviser and administrator, Salomon
Smith Barney
Inc. ("Salomon Smith Barney"), which currently makes a market in the Fund's shares, and PFPC Global Fund Services, the Fund's transfer agent. The cost of solicitations and the expense incurred in connection with preparing the Proxy
Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 1999, has previously been furnished to all shareholders. This Proxy Statement is first being mailed to shareholders on or about January 24, 2000. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-331-1710.

      If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of capital stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of
Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Because both proposals require a proportion of votes cast for their approval, abstensions and broker non-votes may influence whether a quorum is present, but will have no impact on the requisite approval of such Proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

      In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

      The close of business on January 7, 2000 has been fixed as the record date
(the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Fund has one class of common stock which has a par value of $.001 per
Share. As of the Record Date, there were 20,455,082.735 Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

      As of the Record Date, to the knowledge of the Fund and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the
Securities and Exchange Act of 1934 (the "Exchange Act")) beneficially owned more than 5% of the outstanding Shares of the Fund. As of the Record Date, Cede
& Co., as nominee of The Depository Trust Company, was the record holder of
18,262,318.118 Shares, or 89.28% of the Fund's outstanding Shares.
As of the
Record Date, the officers and Board Members of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund.

      In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on February 23, 2000.

                                   PROPOSAL 1:
                 TO ELECT TWO (2) CLASS I DIRECTORS OF THE FUND

      The Board of Directors of the Fund is divided into three classes. The
Directors serving in Class I have terms expiring at the Meeting;
each Class I
Director currently serving on the Board has been nominated by the Board of
Directors for reelection at the Meeting to serve for a term of three years
(until the annual meeting in 2003) or until their successors have been duly elected and qualified.

      Each nominee has consented to serve as a Director if elected at the
Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      Certain information concerning the nominees is set forth below. All the individuals listed are currently serving as Directors of the Fund. "Beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934
(the "Exchange Act"). Information as to beneficial ownership is based upon information furnished to the Fund by Directors.


Number (and Per-

centage) of the

Fund's Shares
Name, Age, Principal Occupation and                Served as
Beneficially
Other Business Experience During the              a Director
Owned As Of
Past Five Years                                      Since
Class+    December 31, 1999
------------------------------------              ----------    ----
--    -----------------
PERSONS NOMINATED FOR ELECTION AS DIRECTORS

Allan J. Bloostein, age 70
President of Allan J. Bloostein Associates, a        1992         I
625.000
consulting firm; retired Vice Chairman and
(less than 1%)
Director of May Department Stores; Director
of CVS Corporation and Taubman Centers Inc.

Martin Brody, age 78                                 1988         I
131.849
Consultant, HMK Associates, retired Vice
(less than 1%)
Chairman of the Board of Directors of Restau-
rant Associates Corp., Director of Jaclyn, Inc.

----------
+     Number (I,II,III) indicates whether the director is in Class
I, II or III.
      Class I directors will be elected to serve for a three-year term at the
      Meeting. Class II directors will continue to serve until the 2001 annual meeting. Class III directors will continue to serve until the 2002 annual meeting.


Number (and Per-

centage) of the

Fund's Shares
Name, Age, Principal Occupation and                Served as
Beneficially
Other Business Experience During the              a Director
Owned As Of
Past Five Years                                      Since
Class+    December 31, 1999
------------------------------------              ----------    ----
--    -----------------
DIRECTORS CONTINUING IN OFFICE

Robert A. Frankel, age 72                            1994         II
265.123
Managing Partner of Robert A. Frankel Man-
(less than 1%)
agement Consultants; formerly Corporate Vice
President of The Readers Digest Association
Inc.

Heath B. McLendon,* age 66                           1988         II
14,609.000(a)
Managing Director of Salomon Smith Barney,
(less than 1%)
President and Director of SSB Citi and Travel-
ers Investment Advisers, Inc. ("TIA"); Direc-
tor of 64 investment companies associated
with Citigroup, Inc.

Dwight B. Crane, age 62                              1988        III
737.895
Professor, Harvard Business School;
(less than 1%)
Director, Peer Review Analysts

William R. Hutchinson, age 57                        1995        III
106.876
Group Vice President,  Mergers & Acquisitions
(less than 1%)
BP Amoco p.l.c. since January 1, 1999; for-
merly Vice President-Financial Operations
AMOCO Corporation; Director of Associated
Bank and Director of Associated Banc-Corp

----------
+     Number (I,II,III) indicates whether the director is in Class
I, II or III.
      Class I directors will be elected to serve for a three-year term at the
      Meeting. Class II directors will continue to serve until the 2001 annual meeting. Class III directors will continue to serve until the 2002 annual meeting.

* Designates a Director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940.

(a)   Represents shares owned by members of this director's family.

      Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Fund's officers and directors, and any persons who beneficially own more than ten percent of the
Fund's outstanding shares, to file reports of ownership with the Securities and
Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Fund believes that during its fiscal year ended October 31, 1999, all filing requirements applicable to such persons were complied with.

      The Fund has no compensation or nominating committee of the Board, or any committee performing similar functions. The Fund has an audit committee composed of directors who are not "interested persons" of the Fund as defined under the
Investment Company Act of 1940 (the "1940 Act") (the "Independent Directors"), which is charged with selecting a firm of independent auditors to the Fund and reviewing the Fund's accounting matters with the auditors.

      During the Fund's last fiscal year, six meetings of the Board were held;
in addition, two audit committee meetings were held. No director attended less than 75% of the meetings of the Board and audit committee meetings held in the last fiscal year.

      Only the Independent Directors receive remuneration from the Fund for acting as a Director. Aggregate expenses (including reimbursement for travel and out-of-pocket expenses) of $3,513.98 were paid to such Directors by the Fund during the fiscal year ended October 31, 1999. Fees for the Independent
Directors are currently set at $5,000 per annum plus $500 per in-person Board meeting and $100 per telephone conference call. Officers of the Fund are compensated by Salomon Smith Barney.

      The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's last fiscal year:


Total             Total
                             Aggregate          Pension or
Compensation        Number of
                            Compensation        Retirement
from Fund and       Funds for
                             from Fund       Benefits Accrued
Fund Complex      Which Director
                        for the fiscal year     as part of     for
the year ended   Serves within
Name of Person             ended 10/31/99     Fund Expenses
12/31/98        Fund Complex
--------------             --------------     -------------
--------        ------------
Martin Brody                     $7,000             0
$132,500         20
Dwight B. Crane                   7,000             0
139,975          23
Allan J. Bloostein                7,000             0
90,500           19
Robert A. Frankel                 7,500             0
72,250            9
William R. Hutchinson             7,500             0
42,450            7
Heath B. McLendon*               0                  0
0                64

----------
* Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.

      Upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund
      Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totalled $3,250.

      The names of the principal officers of the Fund are listed in the table below together with certain additional information. Each of the officers of the
Fund will hold such office until a successor is voted upon by the Board of
Directors.

                                                      Principal
Occupations
                              Position                and other
Affiliations
   Name and Age         (Year First Elected)        During The Past
Five Years
------------------      ---------------------     ------------------
------------
Heath B. McLendon,      Chief Executive Offi-     (see Table of
Directors above)
Age 66                  cer, Chairman of the
                        Board and President
                        (1992)

Lewis E. Daidone,       Senior Vice President     Managing Director
of Salomon
Age 42                  and Treasurer (1994)      Smith Barney Inc.;
Senior Vice
                                                  President and
Treasurer or
                                                  Executive Vice
President and
                                                  Treasurer of 59
investment
                                                  companies
associated with
                                                  Salomon Smith
Barney; Director
                                                  and Senior Vice
President of
                                                  SSB Citi and TIA.

Peter Coffey,           Vice President and        Managing Director
of Salomon
Age 55                  Investment Officer        Smith Barney Inc.;
Vice
                        (1999)                    President of SSB
Citi and
                                                  certain other
investment
                                                  companies
associated with
                                                  Salomon Smith
Barney.

Christina T. Sydor,     Secretary (1994)          Managing Director
of Salomon
Age 48                                            Smith Barney Inc.;
Secretary
                                                  or Executive Vice
President
                                                  and General
Counsel of 59
                                                  investment
companies
                                                  associated with
Salomon Smith
                                                  Barney; General
Counsel and
                                                  Secretary of SSB
Citi and TIA.

      The principal business address of Mr. McLendon is 7 World
Trade Center,
New York, New York 10048 and of Mr. Coffey, Mr. Daidone and Ms.
Sydor is 388
Greenwich Street, New York, New York 10013.

      The election of each Director will require a plurality of the votes cast.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS,
RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES TO THE BOARD.

                                   PROPOSAL 2:
                RATIFICATION OF THE SELECTION OF KPMG LLP AS THE
                        INDEPENDENT AUDITORS FOR THE FUND
                   FOR THE FISCAL YEAR ENDING OCTOBER 31, 2000

      The second proposal to be considered at the Meeting is the ratification of
KPMG LLP ("KPMG") as the independent auditors for the Fund for the fiscal year ending October 31, 2000.

      On November 17, 1999, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940
Act and the rules thereunder, the Board and the Independent
Directors selected

KPMG as the Fund's independent auditors for the fiscal year ending
October 31,
2000. KPMG also serves as independent auditors for Salomon Smith Barney, other investment companies associated with Salomon Smith Barney, and for Citigroup
Inc. ("Citigroup"), as of December 31, 1999. Citigroup is the ultimate parent company of both SSB Citi and Salomon Smith Barney. KPMG has no direct or material indirect financial interest in the Fund, Citigroup or any other investment company sponsored by Salomon Smith Barney or its affiliates.

      If the Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the
Fund's financial statements, the Fund will arrange to have representatives of
KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

      The affirmative vote of a majority of votes cast is required to ratify the selection of KPMG as independent auditors.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,
RECOMMENDS
THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF
INDEPENDENT
AUDITORS.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 2001 Annual Meeting of Shareholders of the Fund must be received by September 22, 2000 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2001 Annual Meeting will be held in February of
2001. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the 2001 Annual Meeting of Shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by December 12, 2000, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange
Commission's rules governing shareholder proposals.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Board does not intend to present any other business at the Meeting, nor is the Fund aware of any shareholder proposals. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment, to the extent permissible under applicable law.

January 24, 2000

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO
DO NOT
EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND
SIGN, DATE AND
RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-
PAID ENVELOPE.

PROXY

MUNICIPAL HIGH INCOME FUND INC.

388 Greenwich Street
New York, New York 10013

This Proxy is Solicited on Behalf of the Board of Directors of the Fund

   The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T. SYDOR and WILLIAM J. RENAHAN, and each of them acting in the absence of the other, as
Proxies, each with the power to appoint a substitute, and hereby authorizes each of them to represent and to vote, as designated herein, all shares of common stock of
Municipal High Income Fund Inc. held of record by the undersigned on January
7, 2000 at a Meeting of Shareholders to be held on February 23, 2000 or any adjournment thereof.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

SEE REVERSE SIDE

[X]  Please vote as in this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
If no direction is made, this proxy will be voted FOR each nominee for director and FOR each proposal.

The Board of Directors recommends a vote "FOR" the following proposals:

1.	ELECTION OF DIRECTORS		FOR     WITHHELD
	Nominees:  Allan J. Bloostein and
	Martin Brody

	_______________________________
	For both nominees except as noted above

2.	PROPOSAL TO RATIFY THE		FOR     AGAINST     ABSTAIN
	SELECTION OF KPMG LLP
	AS THE INDEPENDENT
	AUDITORS OF THE
	FUND FOR THE FISCAL YEAR
	ENDING OCTOBER 31, 2000.


3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign or if one signs, that shareholder's vote binds both shareholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: ____________________________  Date: ________________

Signature: ____________________________  Date: ________________